                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                September 15, 1999
Commission File Number                                                 333-70003

                    FIRST SECURITY AUTO OWNER TRUST 1999-1
            (Exact name of registrant as specified in its charter)
State of incorporation                                                      Utah
I.R.S. Employer Identification No.                                    87-6242432
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period July 26, 1999 through Aug. 25, 1999.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO OWNER TRUST 1999-1
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                            September 15, 1999
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer

EXHIBIT A

First Security Auto Owner Trust 1999-1
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.

July 26, 1999 Thru August 25, 1999
Distribution Date: 09-15-99

Statement for Class A and Class B Noteholders Pursuant                                                        Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                                   Class A/Class B
                                                                                                                         Note Amount
(i)  Principal Distribution
          Class A-1  Amount                                                                              0.00                 0.0000
          Class A-2  Amount                                                                     32,004,387.66               106.3976
          Class A-3  Amount                                                                              0.00                 0.0000
          Class A-4  Amount                                                                              0.00                 0.0000
          Class B Amount                                                                         1,830,465.56                40.3654
(ii)  Interest Distribution
          Class A-1  Amount                                                                              0.00                 0.0000
          Class A-2  Amount                                                                      1,158,630.81                 3.8518
          Class A-3  Amount                                                                      1,116,000.00                 4.6500
          Class A-4  Amount                                                                      1,205,400.00                 4.7833
          Class B Amount                                                                           215,580.75                 4.7540

(iii)  Basic Servicing Fee                                                                         664,086.93                 0.6587
(iv)  Outstanding Advances (end of preceding collection period)                                    326,679.45
(v)  Aggregate Receivables (end of preceding collection period)                                796,904,318.67

(vi)  Class A-1 Note Balance (end of Collection Period)                                                  0.00
       Class A-1 Pool Factor (end of Collection Period)                                             0.0000000
       Class A-2 Note Balance (end of Collection Period)                                       229,783,781.44
       Class A-2 Pool Factor (end of Collection Period)                                             0.7639088
       Class A-3 Note Balance (end of Collection Period)                                       240,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                                             1.0000000
       Class A-3 Note Balance (end of Collection Period)                                       252,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                                             1.0000000
       Class B Note Balance (end of Collection Period)                                          41,285,684.01
       Class B Pool Factor (end of Collection Period)                                               0.9104311
       Total Pool Balance (end of Collection Period)                                           763,069,465.45

(vii)  Realized Losses                                                                             749,056.63

(viii)  Noteholders Interest Carryover Shortfall                                                         0.00
         Noteholders Principal Carryover Shortfall                                                       0.00

(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Sellers
       or purchased by Servicers                                                                   156,048.45

(x)  Reserve Account Balance                                                                    34,338,125.95
       Average Delinquency Ratio                                                                      0.3646%
       Average Net Loss Ratio                                                                         0.6652%
       Specified Reserve Account Balance                                                        34,338,125.95

(xi)  Gross Loss Ratio                                                                                  0.32%

